SCHEDULE 14A
                              (Rule 14a-101)

                 INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934


Filed by the registrant     X

Filed by a party other than the registrant

Check the appropriate box:

        Preliminary proxy statement

  X     Definitive proxy statement

        Definitive additional materials

        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                           POLAROID CORPORATION
             (Name of Registrant as Specified in Its Charter)


                            RICHARD F. deLIMA
                (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

     X     $125 per Exchange Act Rule O-11(c)(1)(ii), 14a-6(i)(1), or
               14a-6(j)(2).
           $500 per each party to the controversy pursuant to Exchange Act
              Rule 14a-6(i)(3).
           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

  (1)  Title of each class of securities to which transaction applies:

___________________________________________________________________________

  (2)  Aggregate number of securities to which transactions applies:

___________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11:(1)<F1>

___________________________________________________________________________

[FN]

- ---------------

<F1>(1)  Set forth the amount on which the filing fee is calculated and state how it was determined.

  (4)  Proposed maximum aggregate value of transaction:

___________________________________________________________________________


          Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

___________________________________________________________________________

  (2)  Form, schedule or registration statement no.:

___________________________________________________________________________

  (3)  Filing party:

___________________________________________________________________________

  (4) Date filed:

___________________________________________________________________________